                                                ANNUAL REPORT
                                                DECEMBER 31, 2002

PRUDENTIAL
SHORT-TERM CORPORATE
BOND FUND, INC./INCOME PORTFOLIO

FUND TYPE
Debt

OBJECTIVE
High current income consistent with the
preservation of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Short-Term Corporate Bond
Fund, Inc./Income Portfolio (the Fund) seeks high current income consistent with the preservation of principal. The Fund invests primarily in investment-grade corporate debt obligations and debt obligations that mature in six years or less. There is no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of total
investments as of 12/31/02.

    86.5%   U.S. Corporate Bonds
    5.1     U.S. Treasury Notes
    5.0     Asset Backed
    3.4     Cash & Equivalents

Portfolio composition is subject to change.

Credit Quality

Expressed as a percentage of total
investments as of 12/31/02.

    5.1%    U.S. Government & Agency
    7.0     AAA
    15.5    AA
    31.7    A
    34.6    BBB
    2.7     BB
    3.4     Cash & Equivalents

Credit quality is subject to change.

Ten Largest Issuers

Expressed as a percentage of total
investments as of 12/31/02.

    5.1%   U.S. Treasury Notes
    2.7    Citigroup, Inc.
    2.3    General Motors Acceptance Corp.
    1.6    General Electric Capital Corp.
    1.6    Morgan Stanley Dean Witter
    1.5    Household Finance Corp.
    1.2    Paine Webber Group, Inc.
    1.1    Bank of America Corp.
    1.1    Procter & Gamble Co.
    1.1    J.P. Morgan Chase & Co.

Holdings are subject to change.

                              www.prudential.com    (800) 225-1852

Annual Report    December 31, 2002

    Cumulative Total Returns1                            As of 12/31/02

                                               One Year   Five Years   Ten Years    Since Inception2
Class A                                          6.69%     34.02%        78.96%    144.54%   (139.65)
Class B                                          5.90      30.21         68.16          68.71
Class C                                          6.16      30.54          N/A           60.29
Class Z                                          6.95      35.72          N/A           46.10
Lehman Bros. 1-5 Years U.S. Credit Index3        8.88      42.86         99.43           ***
Lipper Short/Int. Inv. Grade Debt Funds Avg.4    6.63      35.09         79.56          ****

    Average Annual Total Returns1                          As of 12/31/02

          One Year    Five Years    Ten Years    Since Inception2
Class A     3.22%        5.33%        5.64%      6.67%    (6.51)
Class B     2.90         5.42         5.34            5.34
Class C     4.11         5.26         N/A             5.64
Class Z     6.95         6.30         N/A             6.47

    Distributions and Yields                              As of 12/31/02

                      Total Distributions     30-Day
                       Paid for 12 Months    SEC Yield
    Class A                 $0.57             3.40%
    Class B                 $0.49             2.77
    Class C                 $0.52             2.99
    Class Z                 $0.60             3.76

Past performance is not indicative of future
results. Principal and investment return
will fluctuate, so that an investor's
shares, when redeemed, may be worth more or
less than their original cost. 1Source:
Prudential Investments LLC, Lipper Inc., and
Lehman Brothers. The cumulative total
returns do not take into account applicable
sales charges. The average annual total
returns do take into account applicable
sales charges. Without the distribution and
service (12b-1) fee waiver for Class A and
Class C shares, the returns would have been
lower. The Fund charges a maximum front-end
sales charge of 3.25% for Class A shares. In
some circumstances, Class A shares may not
be subject to a front-end sales charge, but
may be subject to a 1% contingent deferred
sales charge (CDSC). Class B shares are
subject to a declining CDSC of 3%, 2%, 1%,
and 1% respectively for the first four
years. Approximately five years after
purchase, Class B shares will automatically
convert to Class A shares on a quarterly
basis. Class C shares are subject to a
front-end sales charge of 1% and a CDSC of
1% for shares redeemed within 18 months of
purchase. Class Z shares are not subject to
a sales charge or distribution and service
(12b-1) fees. Without waiver of fees and/or
expense subsidization, the Fund's cumulative
and average annual total returns would have
been lower, as indicated in parentheses. The
cumulative and average annual total returns
in the tables above do not reflect the
deduction of taxes that a shareholder would
pay on fund distributions or following the
redemption of fund shares. 2Inception dates:
Class A, 9/1/89; Class B, 12/9/92; Class C,
8/1/94; and Class Z, 12/16/96. 3The Lehman
Brothers 1-5 Years U.S. Credit Index is an
unmanaged index of publicly issued U.S.
corporate and specified foreign debentures
and secured notes that meet specific
maturity (between one and five years),
liquidity, and quality requirements. To
qualify, bonds must be registered with the
Securities and Exchange Commission (SEC).
Investors cannot invest directly in an
index. 4The Lipper Short/Intermediate
Investment Grade Debt Funds Average is based
on the average returns for all funds in each
share class for the one-year, five-year,
ten-year, and since inception periods. Funds
in the Lipper Short/Intermediate Investment
Grade Debt Funds Average invest at least 65%
of their assets in investment-grade debt
issues (rated in top four grades) with
dollar-weighted average maturities of one to
five years. The returns for the Lehman
Brothers 1-5 Years U.S. Credit Index and
Lipper Short/Intermediate Investment Grade
Debt Funds Average would be lower if they
included the effect of sales charges or
operating expenses of a mutual fund, or
taxes. ***Lehman Brothers 1-5 Years U.S.
Credit Index Since Inception returns are
176.70% for Class A, 101.82% for Class B,
83.70% for Class C, and 53.26% for Class Z.
****Lipper Short/Intermediate Investment
Grade Debt Funds Average Since Inception
returns are 140.77% for Class A, 82.15% for
Class B, 69.90% for Class C, and 44.41% for
Class Z.
                                           1

PRUDENTIAL FINANCIAL (LOGO)     February 5, 2003

DEAR SHAREHOLDER,
Financial markets were volatile during 2002, the reporting period of the Prudential
Short-Term Corporate Bond Fund. Taking into account the U.S. fixed income market rally and the equity market decline in 2002, bonds have outperformed stocks three years in a row, which has not happened since 1941. The period was dominated by a no-nonsense approach to investing in which high-quality debt securities and other conservative assets played an increasingly prominent role in asset allocation strategies. Bond funds benefited accordingly.

For the year, the Fund underperformed its benchmark, the Lehman Brothers 1-5 Years
U.S. Credit Index (the Index). However, the
Fund performed in line with the average
comparable portfolio as measured by the
Lipper Short/Intermediate Investment Grade
Debt Funds Average. While the high-grade corporate bond market posted a solid return in 2002, debt securities of utilities, telecommunications, and cable television companies were under heavy pressure for much of the year. The Fund's exposure to these sectors detracted from its performance relative to the Index.

The Fund's management team explains
developments in the fixed income market and the Fund's investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential Short-Term Corporate Bond Fund, Inc./Income Portfolio

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Annual Report    December 31, 2002

INVESTMENT ADVISER'S REPORT

U.S. BOND MARKET TRIUMPHED IN CHALLENGING YEAR
The year 2002 turned out to be another good period for the U.S. bond market, but some sectors gained amid difficulties. Short-term, high-grade corporate bonds turned in a respectable performance in 2002 that was marred by corporate governance scandals. In some cases, this led to companies defaulting on their bonds. However, U.S. Treasury securities staged a powerful rally free of concern about credit risk, as they are considered to be among the world's safest investments. The strong demand for
Treasuries, and to a lesser extent, the
safest corporate bonds and other
conservative assets reflected investors' fears about corporate corruption, the bearish stock market, the uneven economic recovery in the United States, and growing geopolitical risks.

In light of the doubts about corporate
creditworthiness, we focused on the
conservative aspects of our investment
strategy such as the Fund's exposure to
Treasuries. We initially took profits on some of the Fund's Treasuries in the first half of the year because we did not expect them to perform as well in coming months.
However, we increased the Fund's exposure to them as well as to asset-backed securities early in the third quarter. We again took profits on some of the Fund's Treasuries in late 2002.

We also continued to diversify the Fund by
making sure it did not have too large an
exposure to the bonds of any one company. As
for asset allocation within the corporate
arena, we emphasized bonds of Conoco and
other integrated energy firms that performed
well, as tensions in the Middle East and the
upheaval in Venezuela kept oil prices higher
than expected. We also focused on consumer
products, food and beverages, railroads, and
other defensive industries whose revenues
are less dependent on the pace of
economic growth. Because their bonds tend to
be more stable in difficult economic times,
they performed well in 2002, which benefited
the Fund.
                                             3

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Annual Report    December 31, 2002

A TRYING TIME FOR UTILITIES, TELECOM, AND CABLE
In contrast, exposure to the volatile
utilities, telecommunications, and cable television sectors was the key reason that the Fund underperformed the Index in 2002.
The Fund held bonds of Mirant Americas
Generation LLC and other utilities that
performed poorly due to low electricity
prices caused by overcapacity in the
industry.

Bonds of the now-bankrupt telecom firm
WorldCom declined because the company
inflated its profits by billions of dollars.
WorldCom's downfall weighed heavily on a telecom industry that was already struggling under a mountain of debt acquired in the 1990s. At that time, capital was readily available to finance the construction of what proved to be an overcapacity of fiber optic networks. We sold the Fund's WorldCom bonds in the second quarter of 2002, which detracted from its relative performance.

The cable television sector was hurt earlier in the year by the bankruptcy of Adelphia
Communications, one of the mainstays of the high yield bond market that became embroiled in a corporate governance scandal. (High yield bonds are commonly known as "junk bonds.") While the Fund did not own Adelphia bonds, it held bonds of other cable television companies that were pressured by the developments at Adelphia.

However, in the fourth quarter of 2002,
prices of cable television and telecom
bonds improved, particularly those of
investment-grade quality. Investors were encouraged by the successful completion of the merger between AT&T Broadband and Comcast Corporation, despite initial concerns about the heavy debt burden of the newly created entity. The Fund held bonds of Comcast Cable Communications and AT&T that gained in the aftermath of the merger.

                       www.prudential.com     (800) 225-1852

LATE-YEAR RALLY IN CORPORATE BOND MARKET
Other favorable developments in the fourth quarter of 2002 helped improve the overall investment environment for corporate bonds.
Stock prices began to recover. Anticipation that the Federal Reserve (the Fed) would resume cutting short-term interest rates to stimulate growth in the sluggish economic recovery led investors to accept lower yields (and pay higher prices) for corporate bonds. The central bankers eased monetary policy by half a percentage point in November 2002, which lowered the target for the federal funds rate--what banks charge each other for overnight loans--to
1.25%. However, the late-year rally incorporate bonds could not erase all the earlier losses in the utilities, telecom, and cable television sectors.

LOOKING AHEAD
We believe the worst of the credit quality problems in the corporate bond market is over. Companies are reducing debt, curtailing their spending, selling noncore assets, and taking other steps to improve their balance sheets. In 2003, we expect positive economic conditions to help boost corporate profitability, which in turn, would help improve corporate credit quality.
The bottom line is that we expect a less risk-averse market environment in 2003 that will likely allow corporate bonds to outperform
Treasuries. Consequently, we are looking to invest in corporate bonds whose level of risk is commensurate with their potential returns.

Prudential Short-Term Corporate Bond Fund, Inc. Management Team

                                         ANNUAL REPORT
                                         DECEMBER 31, 2002

PRUDENTIAL
SHORT-TERM CORPORATE
BOND FUND, INC./INCOME PORTFOLIO


                                         FINANCIAL STATEMENTS

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  84.7%
ASSET BACKED SECURITIES  5.0%
                                 Bank One Issuance Trust,
                                  Ser. 2002-A3, Class A3
Aaa               $2,000         3.59%, 5/17/10                          $    2,033,640
                                 Capital Auto Receivables Asset Trust,
                                  Ser. 2002-3, Class A3
Aaa                1,500         3.58%, 10/16/06                              1,546,050
                                 Chase Manhattan Auto Owner Trust,
                                  Ser. 2002-A, Class A3
Aaa                2,000         3.49%, 3/15/06                               2,038,800
                                 DaimlerChrysler Auto Trust,
                                  Ser. 2002-A, Class A4
Aaa                1,800         4.49%, 10/6/08                               1,890,433
                                 Discover Card Master Trust I,
                                  Ser. 2000-9, Class A
Aaa                2,000         6.35%, 7/15/08                               2,207,851
                                 Ford Credit Auto Owner Trust,
                                  Ser. 2002-D, Class A4
Aaa                1,650         3.13%, 11/15/06                              1,684,970
                                                                         --------------
                                 Total asset backed securities
                                  (cost $11,130,409)                         11,401,744
                                                                         --------------
CORPORATE BONDS  74.6%
                                 Abbott Laboratories,
Aa3                1,000         5.625%, 7/1/06                               1,093,232
                                 Abitibi-Consolidated, Inc.,
Ba1                  500         8.30%, 8/1/05                                  532,819
                                 Alcoa, Inc.,
A2                 2,000         5.875%, 6/1/06                               2,195,830
                                 Allstate Corp., Senior Note,
A1                 1,250         5.375%, 12/1/06                              1,331,371
                                 Anadarko Petroleum Corp.,
Baa1               1,040         5.375%, 3/1/07                               1,111,393
                                 AOL Time Warner, Inc.,
Baa1                 750         5.625%, 5/1/05                                 766,940
Baa1               1,150         6.125%, 4/15/06                              1,187,342

    See Notes to Financial Statements                                      7

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Aon Corp., Senior Note,
Baa2              $  160         8.65%, 5/15/05                          $      169,577
                                 Appalachian Power Co., Senior Note,
Baa1                 900         4.80%, 6/15/05                                 903,687
                                 Arizona Public Service Co.,
Baa1                 650         7.625%, 8/1/05                                 705,910
                                 ArvinMeritor, Inc.,
Baa3                 900         6.625%, 6/15/07                                899,438
                                 AT&T Corp., Senior Note,
Baa2               1,400         7.00%, 11/15/06                              1,496,324
                                 AT&T Wireless Services, Inc., Senior
                                  Note,
Baa2               1,000         7.35%, 3/1/06                                1,030,000
                                 Bank of America Corp.,
Aa3                1,000         7.125%, 5/1/06                               1,130,992
Aa3                1,200         8.50%, 1/15/07                               1,438,202
                                 Bank One Corp.,
Aa3                1,400         6.50%, 2/1/06                                1,546,472
                                 Boise Cascade Corp., M.T.N.,
Baa3               1,000         7.45%, 6/19/06                               1,020,226
                                 British Telecom PLC,
Baa1               1,300         7.875%, 12/15/05                             1,466,017
                                 Burlington Northern Santa Fe Corp.,
Baa2               1,125         6.375%, 12/15/05                             1,247,385
                                 Burlington Resources Finance Co.,
Baa1                 875         5.70%, 3/1/07                                  942,446
                                 Campbell Soup Co.,
A3                 1,000         5.50%, 3/15/07                               1,081,343
                                 Caterpillar Financial Services Corp.,
A2                 1,000         4.38%, 6/15/05                               1,046,600
                                 ChevronTexaco Capital Co.,
Aa2                1,100         3.50%, 9/17/07                               1,119,743
                                 Cingular Wireless LLC, Senior Note,
A3                 1,170         5.625%, 12/15/06                             1,230,096

    8                                      See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 CIT Group, Inc., Senior Note,
A2                $1,550         5.50%, 11/30/07                         $    1,584,687
                                 Citigroup, Inc.,
Aa1                1,900         5.75%, 5/10/06                               2,062,598
Aa2                1,600         7.20%, 6/15/07                               1,806,480
                                 Senior Note,
Aa1                2,000         6.75%, 12/1/05                               2,223,950
                                 Citizens Communications Co., Senior
                                  Note,
Baa2                 280         6.375%, 8/15/04                                286,883
                                 Coca-Cola Enterprises, Inc.,
A2                 1,200         6.625%, 8/1/04                               1,287,594
                                 Commonwealth Edison Co.,
Baa1                 700         7.375%, 1/15/04                                733,599
                                 Computer Sciences Corp.,
A2                   290         6.75%, 6/15/06                                 314,280
                                 ConAgra Foods, Inc.,
Baa1               1,000         6.00%, 9/15/06                               1,094,253
                                 Conoco Funding Co.,
A3                 1,500         5.45%, 10/15/06                              1,619,049
                                 Continental Cablevision, Inc., Senior
                                  Note,
Baa3               1,500         8.30%, 5/15/06                               1,624,932
                                 Cox Communications, Inc.,
Baa2                 420         6.875%, 6/15/05                                452,639
                                 DaimlerChrysler North America
                                  Holding, Inc.,
A3                 1,220         3.40%, M.T.N., 12/15/04                      1,228,352
A3                 1,000         6.40%, 5/15/06                               1,077,959
                                 Detroit Edison Co., Senior Note,
A3                 1,250         5.05%, 10/1/05                               1,324,019
                                 Deutsche Telekom International
                                  Finance,
Baa1               1,500         8.25%, 6/15/05                               1,640,109
                                 Dominion Fiber Ventures LLC, Senior
                                  Note,
Baa2               1,000         7.05%, 3/15/05                                 975,000
                                 Dow Chemical Co.,
A3                   400         5.00%, 11/15/07                                407,227

    See Notes to Financial Statements                                      9

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Duke Energy Field Services LLC,
Baa2              $1,000         7.50%, 8/16/05                          $    1,054,131
                                 East Coast Power LLC, Senior Note,
Baa3                 572         6.737%, 3/31/08                                500,107
                                 Energy East Corp.,
Baa2               1,000         5.75%, 11/15/06                              1,072,803
                                 Equifax, Inc.,
Baa1                 540         4.95%, 11/1/07                                 549,448
                                 ERP Operating LP,
Baa1               1,000         7.10%, 6/23/04                               1,057,852
                                 First Data Corp., M.T.N.,
A1                   275         6.375%, 12/15/07                               312,322
                                 First Union Corp.,
Aa3                1,000         7.55%, 8/18/05                               1,126,721
                                 First Union National Bank,
Aa3                1,000         7.125%, 10/15/06                             1,136,515
                                 FirstEnergy Corp.,
Baa2               1,500         5.50%, 11/15/06                              1,508,471
                                 Ford Motor Co.,
Baa1               1,000         8.875%, 4/1/06                               1,030,452
                                 Ford Motor Credit Co.,
A3                 1,750         6.50%, 1/25/07                               1,728,508
A3                 1,400         6.70%, 7/16/04                               1,426,358
A3                 2,180         6.875%, 2/1/06                               2,183,819
                                 Fortune Brands, Inc., Senior Note,
A2                   600         7.125%, 11/1/04                                645,940
                                 France Telecom,
Baa3               1,300         7.20%, 3/1/06                                1,423,323
                                 Gannett Co., Inc.,
A2                 1,500         5.50%, 4/1/07                                1,631,240
                                 General Electric Capital Corp.,
                                  M.T.N.,
Aaa                2,500         5.00%, 6/15/07                               2,647,120
Aaa                1,000         5.375%, 3/15/07                              1,070,433
                                 General Mills, Inc.,
Baa2               1,700         5.125%, 2/15/07                              1,806,134
                                 General Motors Acceptance Corp.,
A2                 2,500         6.125%, 2/1/07                               2,544,902
A2                   100         6.85%, 6/17/04                                 104,143

    10                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Goodrich Corp.,
Baa3              $  680         6.45%, 12/15/07                         $      694,034
                                 Harrahs Operating Co., Inc., Senior
                                  Note,
Baa3                 400         7.125%, 6/1/07                                 440,989
                                 Hartford Financial Services Group,
                                  Inc.,
                                  Senior Note,
A2                 1,000         7.75%, 6/15/05                               1,107,557
                                 HCA, Inc.,
Ba1                1,000         7.125%, 6/1/06                               1,059,737
                                 Heller Financial, Inc.,
Aaa                1,000         6.00%, 3/19/04                               1,048,756
                                 Hewlett-Packard Co.,
A3                   580         7.15%, 6/15/05                                 637,484
                                 Honeywell International, Inc.,
A2                   400         6.875%, 10/3/05                                443,013
                                 Household Finance Corp.,
A2                 1,130         5.75%, 1/30/07                               1,182,675
A2                 2,120         6.50%, 1/24/06                               2,257,635
                                 Ingersoll-Rand Co.,
A3                 1,000         5.80%, 6/1/04                                1,043,251
                                 J.P. Morgan Chase & Co.,
A1                 1,300         5.25%, 5/30/07                               1,374,337
A2                 1,000         6.50%, 8/1/05                                1,077,567
                                 John Deere Capital Corp.,
A3                   700         5.125%, 10/19/06                               746,213
                                 Senior Note,
A3                   300         5.52%, 4/30/04                                 312,529
                                 Kellogg Co.,
Baa2               1,250         6.00%, 4/1/06                                1,354,916
                                 Kerr-McGee Corp.,
Baa2               1,750         5.375%, 4/15/05                              1,845,244
                                 Keyspan Corp.,
A3                 1,000         7.25%, 11/15/05                              1,121,344
                                 Kraft Foods, Inc.,
A2                 1,500         4.625%, 11/1/06                              1,577,033
                                 Lehman Brothers Holdings, Inc.,
A2                 1,500         6.625%, 4/1/04                               1,581,352
A2                   865         6.625%, 2/5/06                                 942,372

    See Notes to Financial Statements                                     11

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Limestone Electron Trust, Senior
                                  Note,
Ba2               $1,200         8.625%, 3/15/03                         $    1,134,000
                                 Lockheed Martin Corp.,
Baa2               1,300         7.25%, 5/15/06                               1,464,074
                                 Marathon Oil Corp.,
Baa1               1,000         7.20%, 2/15/04                               1,052,945
                                 Marshall & Ilsley Bank, Senior Note,
Aa3                1,000         4.125%, 9/4/07                               1,002,280
                                 McDonnell Douglas Corp.,
A3                 1,500         6.875%, 11/1/06                              1,645,379
                                 Merrill Lynch & Co., Inc.,
Aa3                  700         7.00%, 3/15/06                                 778,968
                                 Metlife, Inc., Senior Note,
A2                 1,500         5.25%, 12/1/06                               1,599,210
                                 Mirant Americas Generation LLC,
                                  Senior Note,
Ba3                  850         7.625%, 5/1/06                                 446,250
                                 Morgan Stanley Dean Witter,
Aa3                1,300         5.80%, 4/1/07                                1,410,163
Aa3                2,000         6.10%, 4/15/06                               2,178,728
                                 News America Holdings, Inc., Senior
                                  Note,
Baa3               1,060         8.50%, 2/15/05                               1,146,165
                                 Norfolk Southern Corp., Senior Note,
Baa1               1,700         6.00%, 4/30/08                               1,862,192
                                 Occidental Petroleum Corp., Senior
                                  Note,
Baa2               1,500         7.65%, 2/15/06                               1,697,531
                                 Pactiv Corp.,
Baa2               1,500         7.20%, 12/15/05                              1,656,272
                                 Paine Webber Group, Inc., Senior
                                  Note,
Aa2                2,500         7.015%, 2/10/04                              2,642,113
                                 Pepsi Bottling Holdings, Inc.,
A1                 2,000         5.375%, 2/17/04                              2,081,832
                                 Petroleos Mexicanos,
Baa1                 700         8.85%, 9/15/07                                 803,250
                                 Pharmacia Corp.,
A1                 1,250         5.75%, 12/1/05                               1,360,078
                                 Phillips Petroleum Co.,
A3                 1,000         8.50%, 5/25/05                               1,137,119

    12                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Pinnacle One Partners LP, Senior
                                  Note,
Ba2               $1,000         8.83%, 8/15/04                          $      940,000
                                 PNC Funding Corp.,
A2                 1,000         5.75%, 8/1/06                                1,070,453
                                 PPL Electric Utilities Corp.,
A3                   500         5.875%, 8/15/07                                545,063
                                 Praxair, Inc.,
A3                   500         6.625%, 10/15/07                               563,073
                                 Procter & Gamble Co.,
Aa3                2,300         4.75%, 6/15/07                               2,466,085
                                 Progress Energy, Inc., Senior Note,
Baa1                 500         6.55%, 3/1/04                                  519,662
Baa1                 400         6.75%, 3/1/06                                  429,627
                                 Raytheon Co.,
Baa3                 800         6.50%, 7/15/05                                 862,862
                                 Reed Elsevier Capital, Inc.,
A3                   800         6.125%, 8/1/06                                 874,074
                                 Rio Tinto Finance USA Ltd.,
Aa3                1,000         5.75%, 7/3/06                                1,092,495
                                 Safeway, Inc., Senior Note,
Baa2               1,500         6.85%, 9/15/04                               1,597,830
                                 SBC Communications, Inc.,
Aa3                2,150         5.75%, 5/2/06                                2,331,699
                                 Scholastic Corp.,
Baa2               1,000         5.75%, 1/15/07                               1,067,135
                                 Simon Property Group LP, M.T.N.,
Baa2                 400         7.125%, 6/24/05                                434,251
                                 South Carolina Electric & Gas Co.,
A1                 1,000         7.50%, 6/15/05                               1,114,819
                                 Southwest Airlines Co.,
Aa2                2,000         5.496%, 11/1/06                              2,112,768
                                 Sprint Capital Corp.,
Baa3               1,000         7.125%, 1/30/06                                990,000
                                 Tampa Electric Co.,
A2                 1,100         5.375%, 8/15/07                              1,147,513

    See Notes to Financial Statements                                     13

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Target Corp.,
A2                $1,300         5.95%, 5/15/06                          $    1,408,655
                                 Telecomunicaciones de Puerto Rico
                                  Inc.,
Baa1               2,090         6.65%, 5/15/06                               2,212,833
                                 Telefonica Europe,
A3                 1,100         7.35%, 9/15/05                               1,212,752
                                 Tenet Healthcare Corp., Senior Note,
Baa3                 170         5.375%, 11/15/06                               155,550
                                 TRW, Inc.,
Baa3                 850         8.75%, 5/15/06                                 971,241
                                 Tyson Foods, Inc.,
Baa3                 550         6.625%, 10/1/04                                584,793
                                 U.S. Bancorp, Senior Note,
Aa3                1,500         6.50%, 6/15/04                               1,598,165
                                 Union Pacific Corp.,
Baa3               1,000         7.60%, 5/1/05                                1,112,987
                                 United Mexican States, M.T.N.,
Baa2                 700         8.50%, 2/1/06                                  792,750
                                 United Technologies Corp.,
A2                 1,400         4.875%, 11/1/06                              1,481,617
                                 Verizon Global Funding Corp.,
A2                 1,625         6.75%, 12/1/05                               1,795,474
                                 Viacom, Inc.,
A3                 1,810         6.40%, 1/30/06                               1,998,292
                                 Vodafone Group PLC,
A2                   580         7.625%, 2/15/05                                639,394
                                 Wal-Mart Stores, Inc., Senior Note,
Aa2                1,700         5.45%, 8/1/06                                1,857,806
                                 Walt Disney Co., M.T.N.
Baa1                 925         5.50%, 12/29/06                                978,868
                                 Washington Mutual, Inc.,
A3                 1,000         5.625%, Senior Note, 1/15/07                 1,070,143
A3                   700         7.50%, 8/15/06                                 787,123
                                 Waste Management, Inc., Senior Note,
Ba1                1,000         7.00%, 10/1/04                               1,046,916

    14                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Wells Fargo & Co.,
Aa3               $1,000         7.125%, 8/15/06                         $    1,134,933
                                 Westvaco Corp.,
Baa2                 812         6.85%, 11/15/04                                863,765
                                 Weyerhaeuser Co.,
Baa2                 600         6.00%, 8/1/06                                  633,117
Baa2                 400         6.125%, 3/15/07                                428,235
                                 Wyeth,
A3                   176         6.25%, 3/15/06                                 191,214
A3                   500         7.90%, 2/15/05                                 552,962
                                                                         --------------
                                 Total corporate bonds
                                  (cost $162,098,563)                       169,613,318
                                                                         --------------
U.S. GOVERNMENT SECURITIES  5.1%
                                 United States Treasury Notes,
                     910         1.875%, 9/30/04                                916,363
                   3,120         3.00%, 11/15/07                              3,157,537
                   2,655         6.50%, 8/15/05                               2,969,660
                   3,380         6.75%, 5/15/05                               3,768,304
                     680         7.50%, 2/15/05                                 762,503
                                                                         --------------
                                 Total U.S. Government securities
                                  (cost $11,314,716)                         11,574,367
                                                                         --------------
                                 Total long-term investments
                                  (cost $184,543,688)                       192,589,429
                                                                         --------------
SHORT-TERM INVESTMENTS  15.5%
CORPORATE BONDS  12.0%
                                 Alltel Corp. Senior Note,
A2                 1,500         7.125%, 3/1/03                               1,510,869
                                 Cendant Corp.,
Baa1               2,000         7.75%, 12/1/03                               2,050,666
                                 Clear Channel Communications,
                                  Senior Note,
Baa3               1,000         7.25%, 9/15/03                               1,020,181
                                 Cox Communications, Inc.,
Baa2               1,000         6.15%, 8/1/03                                  994,735
                                 CSX Corp., M.T.N.,
Baa2               1,500         5.85%, 12/1/03                               1,554,818
                                 Dominion Resources, Inc.,
Baa1                 400         6.00%, 1/31/03                                 399,717

    See Notes to Financial Statements                                     15

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Duke Realty Corp.,
Baa1              $  270         7.30%, 6/30/03                          $      276,397
                                 Entergy Louisiana, Inc.,
Baa2               1,000         8.50%, 6/1/03(a)                             1,022,939
                                 EOP Operating LP,
Baa1               1,000         7.375%, 11/15/03                             1,040,507
                                 Federated Dept. Stores, Inc., Senior
                                  Note,
Baa1               1,000         8.50%, 6/15/03                               1,025,391
                                 Ford Motor Credit Co.,
A3                 2,000         6.625%, 6/30/03                              2,025,220
                                 General Motors Acceptance Corp.,
A2                 2,500         5.95%, 3/14/03                               2,514,852
                                 Goldman Sachs Group LP, M.T.N.,
Aa3                1,000         6.25%, 2/1/03                                  980,712
                                 Illinois Central Railroad Co.,
Baa2               2,000         6.75%, 5/15/03                               2,030,424
                                 Kroger, Inc.,
Baa3                 700         7.15%, 3/1/03                                  704,526
                                 Litton Industries, Inc., Senior Note,
Baa3               2,000         6.05%, 4/15/03                               2,017,976
                                 Niagara Mohawk Power Corp.,
Baa2               2,000         7.375%, 8/1/03                               2,056,932
                                 Nisource Finance Corp.,
Baa3                 900         5.75%, 4/15/03                                 897,631
                                 Phillips Petroleum Co.,
A3                   371         6.65%, 3/1/03                                  373,497
                                 Raytheon Co.,
Baa3               1,000         7.90%, 3/1/03                                1,006,776
                                 Safeway, Inc.,
Baa2                 500         6.05%, 11/15/03                                514,856
                                 Sprint Capital Corp.,
Baa3                 350         5.70%, 11/15/03                                348,250
                                 Starwood Hotels & Resorts,
Ba1                1,000         6.75%, 11/15/03                              1,007,500
                                                                         --------------
                                 Total corporate bonds
                                  (cost $27,302,569)                         27,375,372
                                                                         --------------

    16                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

                Shares           Description                          Value (Note 1)
------------------------------------------------------------------------------------------
MONEY MARKET  3.5%
                                 Prudential Core Investment Fund -
                                  Taxable
                                  Money Market Series, (Note 3)
                 7,847,115       (cost $7,847,115)                    $    7,847,115
                                                                      --------------
                                 Total short-term investments
                                  (cost $35,149,684)                      35,222,487
                                                                      --------------
                                 Total Investments  100.2%
                                  (cost $219,693,372; Note 5)            227,811,916
                                 Liabilities in excess of other
                                  assets  (0.2%)                            (471,330)
                                                                      --------------
                                 Net Assets  100%                     $  227,340,586
                                                                      --------------
                                                                      --------------

------------------------------
* The Fund's current Prospectus contains a description of Moody's ratings.
(a) Segregated as collateral for financial futures contracts.
LP--Limited Partnership.
LLC--Limited Liability Company.
M.T.N.--Medium Term Note.
PLC--Public Limited Company (British Company).

    See Notes to Financial Statements                                     17

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2002 Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 2002 was as follows:
Finance................................................................   23.1%
Electrical Utilities...................................................    7.6
Oil & Gas..............................................................    6.9
Banks..................................................................    6.8
Telephones.............................................................    5.4
U.S. Government Securities.............................................    5.1
Media & Entertainment..................................................    4.7
Food Products & Services...............................................    4.5
Aerospace/Defense......................................................    4.0
Money Market...........................................................    3.5
Transportation-Road & Rail.............................................    3.4
Cellular Communications................................................    1.9
Drugs & Medical Supplies...............................................    1.9
Insurance..............................................................    1.9
Retail.................................................................    1.9
Telecommunication Services.............................................    1.9
Auto-Cars & Trucks.....................................................    1.5
Beverages..............................................................    1.5
Diversified Manufacturing Operations...................................    1.5
Paper & Packaging......................................................    1.5
Consumer Products......................................................    1.4
Real Estate Investment Trust...........................................    1.2
Commercial Services....................................................    1.1
Metals.................................................................    1.0
Airlines...............................................................    0.9
Cable & Pay Television Systems.........................................    0.7
Containers & Packaging.................................................    0.7
Hotel/Motel............................................................    0.6
Machinery..............................................................    0.5
Waste Management.......................................................    0.5
Computers..............................................................    0.4
Sovereign..............................................................    0.4
Chemicals..............................................................    0.2
Data Processing/Management.............................................    0.1
                                                                         -----
                                                                         100.2
Liabilities in excess of other assets..................................   (0.2)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    18                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Assets and Liabilities

                                                                December 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $219,693,372)                         $ 227,811,916
Interest receivable                                                   3,086,885
Receivable for Fund shares sold                                       1,560,061
Other assets                                                              4,280
                                                                -----------------
      Total assets                                                  232,463,142
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                    4,724,188
Accrued expenses                                                        188,751
Distribution fee payable                                                 89,865
Management fee payable                                                   75,965
Dividends payable                                                        26,714
Deferred directors' fees                                                 14,694
Due to broker - variation margin                                          2,344
Payable to custodian                                                         35
                                                                -----------------
      Total liabilities                                               5,122,556
                                                                -----------------
NET ASSETS                                                        $ 227,340,586
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     197,525
   Paid-in capital in excess of par                                 230,269,804
                                                                -----------------
                                                                    230,467,329
   Accumulated net investment loss                                      (19,897)
   Accumulated net realized loss on investments                     (11,481,827)
   Net unrealized appreciation on investments                         8,374,981
                                                                -----------------
Net assets at December 31, 2002                                   $ 227,340,586
                                                                -----------------
                                                                -----------------

    20                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($100,436,467 / 8,729,508 shares of common stock issued
      and outstanding)                                                   $11.51
   Maximum sales charge (3.25% of offering price)                           .39
                                                                -----------------
   Maximum offering price to public                                      $11.90
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($54,335,493 / 4,722,712 shares of common stock
      issued and outstanding)                                            $11.51
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($39,580,657 / 3,440,014 shares of common stock issued
      and outstanding)                                                   $11.51
   Sales charge (1% of offering price)                                      .12
                                                                -----------------
   Offering price to public                                              $11.63
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($32,987,969 / 2,860,275 shares of common stock
      issued and outstanding)                                            $11.53
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     21

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and Dividends                                          $10,674,692
                                                                -----------------
Expenses
   Management fee                                                      776,204
   Distribution fee--Class A                                           227,841
   Distribution fee--Class B                                           394,274
   Distribution fee--Class C                                           236,950
   Transfer agent's fees and expenses                                  257,000
   Registration fees                                                   135,000
   Reports to shareholders                                             129,000
   Custodian's fees and expenses                                       109,000
   Audit fees                                                           32,000
   Legal fees and expenses                                              21,000
   Directors' fees                                                      11,000
   Miscellaneous                                                         5,701
                                                                -----------------
      Total expenses                                                 2,334,970
                                                                -----------------
Net investment income                                                8,339,722
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                          (2,005,918)
   Financial futures contracts                                         616,943
                                                                -----------------
                                                                    (1,388,975)
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                       5,812,373
   Financial futures contracts                                         256,437
                                                                -----------------
                                                                     6,068,810
                                                                -----------------
Net gain on investments                                              4,679,835
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $13,019,557
                                                                -----------------
                                                                -----------------

    22                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2002                 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $   8,339,722        $   5,921,920
   Net realized loss on investment
      transactions                                (1,388,975)          (1,175,174)
   Net change in unrealized appreciation
      on investments                               6,068,810            1,610,028
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                             13,019,557            6,356,774
                                             -----------------    -----------------
Dividends from net investment income (Note
   1)
      Class A                                     (4,634,137)          (4,312,162)
      Class B                                     (1,698,631)            (826,655)
      Class C                                     (1,447,452)            (263,924)
      Class Z                                     (1,694,815)            (635,388)
                                             -----------------    -----------------
                                                  (9,475,035)          (6,038,129)
                                             -----------------    -----------------
Fund share transactions (Net of share
   conversions) (Note 6)
   Net proceeds from shares subscribed           185,987,628          151,909,421
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                    7,083,268            4,475,640
   Cost of shares reacquired                    (136,481,278)         (84,404,817)
                                             -----------------    -----------------
   Net increase in net assets from Fund
      share transactions                          56,589,618           71,980,244
                                             -----------------    -----------------
Total increase                                    60,134,140           72,298,889
NET ASSETS
Beginning of year                                167,206,446           94,907,557
                                             -----------------    -----------------
End of year                                    $ 227,340,586        $ 167,206,446
                                             -----------------    -----------------
                                             -----------------    -----------------

    See Notes to Financial Statements                                     23

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements

      Prudential Short-Term Corporate Bond Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the 'Portfolio') and the Dryden Ultra Short Bond Portfolio. On December 6, 2002, the Fund amended its registration statement to include the Dryden Ultra Short Bond Portfolio. The Dryden Ultra Short Bond Portfolio is expected to begin a continuous offering in April 2003. The Portfolio's investment objective is high current income consistent with the preservation of principal. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in bonds of corporations with maturities of six years or less. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

      Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Portfolio. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and
                                                                          25

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping cost of the Fund. The Fund bears all other cost and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C, and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, for the year ended December 31, 2002, respectively.

      PIMS has advised the Portfolio that it received approximately $294,100 and $215,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, for the year ended December 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Portfolio that during the year ended December 31, 2002, it received approximately $125,800 and $59,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect wholly-owned subsidiaries of Prudential Financial, Inc. ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended December 31, 2002, the amount of the commitment was $500

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2002, the Portfolio incurred fees of approximately $193,100 for the services of PMFS. As of December 31, 2002, approximately $18,200 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Portfolio paid approximately $40,900 in total networking fees of which the amount paid to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $21,300 for the year end December 31, 2002. As of December 31, 2002, approximately $2,300 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      The Portfolio invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended December 31, 2002, the Portfolio earned income from the Series of approximately $64,400 by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2002, aggregated $227,612,994, and $174,765,067. respectively.

      During the year ended December 31, 2002, the Portfolio entered into financial futures contracts. Details of open contracts at December 31, 2002, are as follows:
                                                                          27

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

                                                          Value at        Value at
Number of                             Expiration        December 31,        Trade           Unrealized
Contracts           Type                 Date               2002            Date           Appreciation
---------     ----------------    ------------------    ------------     -----------     ----------------
               Long Position:
                US Treasury
     5           5 yr Note        March, 2003           $    566,250     $   561,930         $  4,320
                US Treasury
   100           2 yr Note        March, 2003             21,518,749      21,266,632          252,117
                                                                                         ----------------
                                                                                             $256,437
                                                                                         ----------------
                                                                                         ----------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended December 31, 2002, the adjustments were to decrease accumulated net realized losses by $3,265,604, increase undistributed net investment income by $1,368,953, and decrease paid-in-capital in excess of par by $4,634,557 due to the difference in the treatment of market discount accretion and premium amortization between financial and tax reporting, expiration of some of the Fund's capital loss carryforward, sale of securities purchased with market discount and consent fee income. Net investment income, net realized gains and net assets were not affected by this change.

      As of December 31, 2002, there were no distributable earnings on a tax basis.

      For the years ended December 31, 2002 and December 31, 2001, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $9,475,035 and $6,038,129 respectively of ordinary income.

      For federal income tax purposes, the Portfolio had a capital loss carryforward at December 31, 2002 of approximately $10,254,000 of which $3,149,000 expires in 2004, $1,537,000 expires in 2007, $1,933,000 expires in
2008 and $3,635,000 expires in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Portfolio's investments and the net unrealized appreciation as of December 31, 2002 were as follows:

                                                              Total Net
                                                             Unrealized
  Tax Basis         Appreciation        Depreciation        Appreciation
--------------     ---------------     ---------------     ---------------
 $220,664,357        $8,081,917           $934,358           $7,147,559

      The difference between book and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of market discount accretion and premium amortization for book and tax purposes.

Note 6. Capital
The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. From December 17, 2001 to December 31, 2001, Class C shares were sold with no front-end sales charge and a contingent deferred sales charge of 1% during the first 12 months. As of January 2, 2002, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided into four classes for each portfolio, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares for each portfolio.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2002:
Shares sold                                                   6,149,509    $ 69,460,873
Shares issued in reinvestment of dividends                      296,422       3,349,235
Shares reacquired                                            (5,691,130)    (64,308,172)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    754,801       8,501,936
Shares issued upon conversion from Class B                      246,396       2,787,044
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,001,197    $ 11,288,980
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          29

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2001:
Shares sold                                                   5,413,327    $ 62,176,225
Shares issued in reinvestment of dividends                      270,060       3,083,443
Shares reacquired                                            (4,787,490)    (54,950,292)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    895,897      10,309,376
Shares issued upon conversion from Class B                      346,853       3,961,405
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,242,750    $ 14,270,781
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                   3,830,530    $ 43,259,906
Shares issued in reinvestment of dividends                      110,429       1,247,790
Shares reacquired                                            (1,388,523)    (15,672,986)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  2,552,436      28,834,710
Shares reacquired upon conversion into Class A                 (246,290)     (2,787,044)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,306,146    $ 26,047,666
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2001:
Shares sold                                                   1,847,021    $ 21,236,449
Shares issued in reinvestment of dividends                       51,731         590,140
Shares reacquired                                              (473,742)     (5,395,425)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,425,010      16,431,164
Shares reacquired upon conversion into Class A                 (347,045)     (3,961,405)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,077,965    $ 12,469,759
                                                             ----------    ------------
                                                             ----------    ------------
Class C
----------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                   2,599,351    $ 29,353,268
Shares issued in reinvestment of dividends                       92,514       1,045,211
Shares reacquired                                            (1,543,188)    (17,430,032)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,148,677    $ 12,968,447
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2001:
Shares sold                                                   2,383,241    $ 27,460,498
Shares issued in reinvestment of dividends                       17,197         196,014
Shares reacquired                                              (261,113)     (2,990,372)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,139,325    $ 24,666,140
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

Class Z                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2002:
Shares sold                                                   3,884,176    $ 43,913,581
Shares issued in reinvestment of dividends                      127,276       1,441,032
Shares reacquired                                            (3,445,370)    (39,070,088)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   566,082    $  6,284,525
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2001:
Shares sold                                                   3,576,572    $ 41,036,249
Shares issued in reinvestment of dividends                       52,953         606,043
Shares reacquired                                            (1,852,918)    (21,068,728)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,776,607    $ 20,573,564
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   11.35
                                                                -----------------
Income from investment operations:
Net investment income                                                     .50
Net realized and unrealized gain (loss) on investment
   transactions                                                           .23
                                                                -----------------
      Total from investment operations                                    .73
                                                                -----------------
Less distributions:
Dividends from net investment income                                     (.57)
Distributions in excess of net investment income                           --
                                                                -----------------
      Total distributions                                                (.57)
                                                                -----------------
Net asset value, end of year                                        $   11.51
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                         6.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 100,436
Average net assets (000)                                            $  91,136
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.01%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .76%
   Net investment income                                                 4.50%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 92%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    32                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  11.17             $  10.99             $  11.42             $  11.35
    --------             --------             --------             --------
         .62                  .64                  .62                  .68
         .19                  .18                 (.43)                 .07
    --------             --------             --------             --------
         .81                  .82                  .19                  .75
    --------             --------             --------             --------
        (.63)                (.64)                (.62)                (.68)
          --                   --                   --                   --
    --------             --------             --------             --------
        (.63)                (.64)                (.62)                (.68)
    --------             --------             --------             --------
    $  11.35             $  11.17             $  10.99             $  11.42
    --------             --------             --------             --------
    --------             --------             --------             --------
        7.40%                7.65%                1.72%                6.81%
    $ 87,716             $ 72,467             $ 85,360             $ 85,213
    $ 78,485             $ 76,619             $ 86,025             $ 73,382
        1.05%                1.07%                1.02%                 .81%
         .80%                 .82%                 .77%                 .71%
        5.42%                5.77%                5.56%                5.98%
         243%                 171%                 168%                 301%

    See Notes to Financial Statements                                     33

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 11.35
                                                                    --------
Income from investment operations:
Net investment income                                                    .43
Net realized and unrealized gain (loss) on investment
   transactions                                                          .22
                                                                    --------
      Total from investment operations                                   .65
                                                                    --------
Less distributions:
Dividends from net investment income                                    (.49)
Distributions in excess of net investment income                          --
                                                                    --------
      Total distributions                                               (.49)
                                                                    --------
Net asset value, end of year                                         $ 11.51
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                        5.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $54,335
Average net assets (000)                                             $39,427
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.76%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .76%
   Net investment income                                                3.72%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    34                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  11.17             $  10.98             $  11.41             $  11.35
    --------             --------             --------             --------
         .56                  .58                  .56                  .61
         .19                  .19                 (.43)                 .06
    --------             --------             --------             --------
         .75                  .77                  .13                  .67
    --------             --------             --------             --------
        (.57)                (.58)                (.56)                (.61)
          --                   --                   --                   --
    --------             --------             --------             --------
        (.57)                (.58)                (.56)                (.61)
    --------             --------             --------             --------
    $  11.35             $  11.17             $  10.98             $  11.41
    --------             --------             --------             --------
    --------             --------             --------             --------
        6.86%                7.21%                1.21%                6.03%
    $ 27,416             $ 14,950             $ 22,281             $ 39,694
    $ 16,509             $ 17,787             $ 29,870             $ 56,913
        1.55%                1.57%                1.52%                1.46%
         .80%                 .82%                 .77%                 .71%
        4.89%                5.26%                5.03%                5.36%

    See Notes to Financial Statements                                     35

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 11.35
                                                                    --------
Income from investment operations:
Net investment income                                                    .45
Net realized and unrealized gain (loss) on investment
   transactions                                                          .23
                                                                    --------
      Total from investment operations                                   .68
                                                                    --------
Less distributions:
Dividends from net investment income                                    (.52)
Distributions in excess of net investment income                          --
                                                                    --------
      Total distributions                                               (.52)
                                                                    --------
Net asset value, end of year                                         $ 11.51
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                        6.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $39,581
Average net assets (000)                                             $31,593
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.51%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .76%
   Net investment income                                                4.00%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    36                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  11.17              $10.98               $11.41               $11.35
    --------             -------              -------              -------
         .56                 .58                  .57                  .61
         .19                 .19                 (.43)                 .06
    --------             -------              -------              -------
         .75                 .77                  .14                  .67
    --------             -------              -------              -------
        (.57)               (.58)                (.57)                (.61)
          --                  --                   --                   --
    --------             -------              -------              -------
        (.57)               (.58)                (.57)                (.61)
    --------             -------              -------              -------
    $  11.35              $11.17               $10.98               $11.41
    --------             -------              -------              -------
    --------             -------              -------              -------
        6.87%               7.21%                1.21%                6.03%
    $ 25,996              $1,698               $2,185               $1,507
    $  5,252              $1,902               $1,767               $1,351
        1.55%               1.57%                1.52%                1.46%
         .80%                .82%                 .77%                 .71%
        4.70%               5.27%                5.10%                5.36%

    See Notes to Financial Statements                                     37

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 11.37
                                                                    --------
Income from investment operations:
Net investment income                                                    .52
Net realized and unrealized gain (loss) on investment
   transactions                                                          .24
                                                                    --------
      Total from investment operations                                   .76
                                                                    --------
Less distributions:
Dividends from net investment income                                    (.60)
Distributions in excess of net investment income                          --
                                                                    --------
      Total distributions                                               (.60)
                                                                    --------
Net asset value, end of year                                         $ 11.53
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                        6.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $32,988
Average net assets (000)                                             $31,894
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .76%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .76%
   Net investment income                                                4.73%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    38                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  11.19              $11.00               $11.42               $11.35
    --------             -------              -------              -------
         .65                 .67                  .65                  .69
         .19                 .19                 (.42)                 .07
    --------             -------              -------              -------
         .84                 .86                  .23                  .76
    --------             -------              -------              -------
        (.66)               (.67)                (.65)                (.69)
          --                  --                   --                   --
    --------             -------              -------              -------
        (.66)               (.67)                (.65)                (.69)
    --------             -------              -------              -------
    $  11.37              $11.19               $11.00               $11.42
    --------             -------              -------              -------
    --------             -------              -------              -------
        7.66%               8.01%                2.07%                6.92%
    $ 26,079              $5,793               $4,029               $4,614
    $ 11,166              $4,036               $2,833               $1,748
         .80%                .82%                 .77%                 .71%
         .80%                .82%                 .77%                 .71%
        5.53%               6.06%                5.84%                6.03%

    See Notes to Financial Statements                                     39

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Short-Term Corporate Bond Fund, Inc.--Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Short-Term Corporate Bond Fund, Inc.--Income Portfolio (the 'Fund'), at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2003

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2002) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended December 31, 2002, dividends paid from net investment income totaling $.57 per Class A share, $.49 per Class B share, $.52 per Class C share and $.60 per Class Z share are taxable as ordinary income. In addition the Fund paid to Class A, B, C and Z shares $.0082 (special taxable income) which is taxable as ordinary income. We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 4.79% of the dividends paid by the Portfolio qualifies for such deduction. Further, we wish to advise you that none of the ordinary income dividend paid in the fiscal year ended December 31, 2002 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2002. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended December 31, 2002.

Prudential Short-Term Corporate Bond Fund   Income Portfolio
                                            www.prudential.com  (800) 225-1852

             Management of the Company (Unaudited)

      Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be 'interested persons' of the Company, as defined in the 1940 Act are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Company are referred to as 'Interested Directors.' 'Fund Complex' consists of the Company and any other investment companies managed by Prudential Investments LLC (PI).

      Independent Directors
      --------------------

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Company    Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Eugene C. Dorsey (75)           Director        Since 1996    Retired President, Chief             78        Director (since 1996)
                                (Retired)                     Executive Officer and Trustee                  of First Financial
                                                              of the Gannett Foundation (now                 Fund, Inc. and Director
                                                              Freedom Forum) (since December                 (since 1996) of The
                                                              1989); formerly Publisher of                   High Yield Plus Fund,
                                                              four Gannett newspapers and                    Inc.
                                                              Vice President of Gannett,
                                                              Co., Inc.; Chairman of
                                                              Independent Sector,
                                                              Washington, D.C. (largest
                                                              national coalition of
                                                              philanthropic organizations);
                                                              Chairman of the American
                                                              Council for the Arts; Director
                                                              of the Advisory Board of Chase
                                                              Manhattan Bank of Rochester.

Delayne Dedrick Gold (64)       Director        Since 1989    Marketing Consultant.                88

Thomas T. Mooney (61)           Director        Since 1996    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of the                      of First Financial
                                                              Greater Rochester Metro                        Fund, Inc. and Director
                                                              Chamber of Commerce, Rochester                 (since 1988) of The
                                                              City Manager; formerly Deputy                  High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Director        Since 1999    Formerly Chief Executive             72        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        Since 1993    Formerly Management Consultant       72
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of PI (October
                                                              1996-December 1998)

    42                                                                    43

Prudential Short-Term Corporate Bond Fund    Income Portfolio
                                             www.prudential.com (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Company    Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Nancy H. Teeters (72)           Director        Since 1996    Economist; formerly Vice             71
                                                              President and Chief Economist
                                                              of International Business
                                                              Machines Corporation; formerly
                                                              Director of Inland Steel
                                                              Industries (July 1984-1999),
                                                              formerly Governor of The
                                                              Federal Reserve (September
                                                              1978-June 1984).

Louis A. Weil, III (61)         Director        Since 1996    Formerly Chairman (January           72
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

       Interested Directors
       --------------------

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Company    Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            Since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of PMF; Vice President
                                                              and Director (since May 1992)
                                                              of Nicholas-Applegate Fund,
                                                              Inc.

    44                                                                    45

  Prudential Short-Term Corporate Bond Fund   Income Portfolio
                                              www.prudential.com (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Company    Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the officers of the Company who are not Directors is set forth below.

       Officers
       --------

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Company    Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1996    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PIFM and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Deborah A. Docs (45)            Secretary       Since 1996    Vice President and Corporate
                                                              Counsel (since January 2001)
                                                              of Prudential; Vice President
                                                              and Assistant Secretary (since
                                                              December 1996) of PI.

    46                                                                    47

Prudential Short-Term Corporate Bond Fund   Income Portfolio
                                            www.prudential.com (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Company    Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer - Mutual Funds and
                                                              Unit Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December 1996
                                                              -February 2001) of PI and Vice
                                                              President and Associate
                                                              General Counsel (September
                                                              1987 - September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998), First
                                Compliance                    Vice President, Prudential
                                Officer                       Securities (March 1997 - May
                                                              1998).

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC), the Subadviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    48                                                                    49

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Class A    Growth of a $10,000 Investment

                  (CHART)

 Average Annual Total Returns as of 12/31/02

                      One Year   Five Years    Ten Years    Since Inception
With Sales Charge      3.22%        5.33%        5.64%       6.67%  (6.51)
Without Sales Charge   6.69%        6.03%        5.99%       6.94%  (6.77)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total return for the past 10 years. The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond Fund,
Inc./ Income Portfolio (Class A shares) with a similar investment in the Lehman Brothers
1-5 Years U.S. Credit Index (the Index) by portraying the initial account values at the beginning of the 10-year period (December
31, 1992) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. Without waiver of fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
The Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements.
To qualify, bonds must be registered with the Securities and Exchange Commission
(SEC). The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                       www.prudential.com     (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (CHART)

 Average Annual Total Returns as of 12/31/02

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge       2.90%       5.42%         5.34%          5.34%
Without Sales Charge    5.90%       5.42%         5.34%          5.34%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total return for the past 10 years. The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond Fund,
Inc./ Income Portfolio (Class B shares) with a similar investment in the Index by portraying the initial account values at the beginning of the 10-year period (December
31, 1992) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Approximately five years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
The Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements.
To qualify, bonds must be registered with the SEC. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Class C    Growth of a $10,000 Investment

                  (CHART)

 Average Annual Total Returns as of 12/31/02

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      4.11%        5.26%          N/A           5.64%
Without Sales Charge   6.16%        5.48%          N/A          5.76%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond
Fund, Inc./ Income Portfolio (Class C
shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Without the distribution and service (12b-1) fee waiver for Class C shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of publicly issued U.S.
corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. To qualify, bonds must be registered with the SEC. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                           www.prudential.com     (800) 225-1852

Class Z    Growth of a $10,000 Investment

                     (CHART)

 Average Annual Total Returns as of 12/31/02

    One Year    Five Years    Ten Years    Since Inception
      6.95%        6.30%         N/A            6.47%


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond
Fund, Inc./ Income Portfolio (Class Z
shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class Z shares (December 16, 1996) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of publicly issued U.S.
corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. To qualify, bonds must be registered with the SEC. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
  Class A       PBSMX    74437L101
  Class B       PSMBX    74437L200
  Class C       PIFCX    74437L309
  Class Z       PIFZX    74437L408

MF140E    IFS-A077507